Exhibit 10.4
Certain confidential information in this document has been omitted from this exhibit and replaced with “[***]” because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.
AMENDMENT No. 1
to
MASTER RESEARCH COLLABORATION AGREEMENT

This Amendment No. 1 (the “Amendment”), effective as of 30 April 2025 (the “Amendment Effective Date”), is made by and between:
(1)COMPASS PATHFINDER LIMITED, a company registered in England under number 10229259, whose registered office is at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom (“COMPASS”); and
(2)KING’S COLLEGE LONDON, with its registered offices at Strand Building, Strand Campus, Strand, London, WC2R 2LS, United Kingdom (“KCL”); and
(3)SOUTH LONDON AND MAUDSLEY NHS FOUNDATION TRUST, with its registered offices at Bethlem Royal Hospital, Monks Orchard Road, Beckenham BR3 3BX, United Kingdom (“SLaM”).

COMPASS, KCL, and SLaM are referred to herein collectively as the “Parties” and individually as a “Party”.

WHEREAS, COMPASS, KCL, and SLaM are parties to that certain Master Research Collaboration Agreement dated 22 March 2022 (the “MRCA”);

WHEREAS, the Parties now desire to amend the MRCA in order to outline the terms and process for COMPASS’s review of requests by the Academic Parties to conduct non-Compass sponsored studies using the facilities at 5 Windsor Walk, a property owned by SLaM and leased to COMPASS.

NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions set forth below, the Parties agree as follows:

1.Section 10.5.1 of the MRCA shall be deleted in its entirety and replaced with the following:

“10.5.1 Maudsley Hospital or 5 Windsor Walk.
Notwithstanding anything to the contrary in this Agreement, during the term of the Maudsley Hospital (5 Windsor Walk) Lease, none of the Academic Parties shall, directly or indirectly, use such leased premises for any purpose outside of those contemplated by this collaboration without COMPASS’s express written permission; provided however, COMPASS shall act reasonably when determining whether or not to grant the aforementioned express written permission, taking into account idle capacity and reasonable rental returns; further provided that as between the parties, such permission shall remain within COMPASS’s sole discretion.

If the Academic Parties desire to use the facilities at 5 Windsor Walk for non-Compass sponsored studies, the following request process shall be followed:

© Compass Pathways

COMPASS Pathfinder Limited is a UK company registered in England and Wales with company #10229259 and its registered office at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom

(1) a request form template in the form attached hereto as Schedule 10 must be completed and submitted by the Academic Parties to COMPASS; and
(2) all requests must be submitted as soon as practicable to allow COMPASS ample time to review, in any event no less than two (2) weeks notice, it being understood that COMPASS may require additional time to review based on the complexity or nature of the request.

If a request is granted by COMPASS, the Academic Parties agree that:
(a) COMPASS-sponsored studies retain priority for use of the facilities at 5 Windsor Walk;
(b) the conduct of non-Compass sponsored studies at 5 Windsor Walk must not negatively impact COMPASS-sponsored studies, and Academic Parties will take appropriate steps to model capacity at 5 Windsor Walk accordingly;
(c) the costing template in Schedule 10 shall be used to charge non-Compass sponsors for use of the facilities at 5 Windsor Walk; and
(d) any and all funds which SLaM receives from non-Compass sponsors for use of the facilities at 5 Windsor Walk must be used to offset the annual costs incurred by COMPASS. Offset costs, less management fee of [***] to SLaM, should be recognised by reducing the next invoice to Compass for its quarterly rent payments, as summarized in Schedule 5, by the corresponding amount.

When (i) the Bethlem Hospital facility is available for use for trials or research and (ii) the Maudsley Hospital Lease has expired or terminated (in whole or in part); then SLaM shall be free to utilize the Maudsley Hospital premises for any purposes without the requirement of COMPASS’s express written permission.”

2.A new Schedule 10 entitled “SCHEDULE 10 – FACILITIES USE REQUEST FORM (5 WINDSOR WALK” shall be incorporated into the MRCA in the form attached hereto as Appendix 1.

3.Section 17.1 of the MRCA shall be updated to list the following notice address(es) for COMPASS:

“If to COMPASS:

Fora SoHo, 2nd floor
33 Broadwick St,
London W1F 0DQ
United Kingdom
Attn: Sarah Maxwell, Guy Goodwin, Laurie Medhurst
E-mail: guy.goodwin@compasspathways.com ,
laurie@compasspathways.com, sarah.maxwell@compasspathways.com with a copy to:

Compass Pathfinder Limited
Attn: Legal Dept.
3rd Floor, 1 Ashley Road
Altrincham, Cheshire, WA14 2DT
United Kingdom
E-mail: LegalNotices@compasspathways.com ”

© Compass Pathways

COMPASS Pathfinder Limited is a UK company registered in England and Wales with company #10229259 and its registered office at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom

To the extent there are any inconsistencies between this Amendment and the MRCA, this Amendment will control but solely as to the subject matter herein. Capitalized terms not otherwise defined herein shall have the same meaning given those terms in the MRCA, it being the intent of the Parties that the MRCA and this Amendment will be applied and construed as a single instrument. The MRCA, as modified by this Amendment as well as any existing riders, constitutes the entire agreement between the Parties regarding the subject matter of this Amendment and supersedes all prior or contemporaneous writings and understandings between the Parties regarding the same.

This Amendment may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which together shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

© Compass Pathways

COMPASS Pathfinder Limited is a UK company registered in England and Wales with company #10229259 and its registered office at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the Amendment Effective Date.

COMPASS Pathfinder Limited             King’s College London

/s/ Kabir Nath                        /s/ Laura Weiss
_______________________________            _______________________________
Name:     Kabir Nath                    Name:      Laura Weiss
Title:      CEO                        Title:     Head of Contracts
Date:    ________April 30, 2025_______            Date:    _________April 30, 2025_______________

South London and Maudsley NHS Foundation Trust

___/s/ Danny Bosch____________________________
Name:     Danny Bosch
Title:      Dr.
Date:    _____April 30, 2025___________________

© Compass Pathways

COMPASS Pathfinder Limited is a UK company registered in England and Wales with company #10229259 and its registered office at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom

APPENDIX 1

SCHEDULE 10

FACILITIES USE REQUEST FORM (5 WINDSOR WALK)

Please complete the form below and submit to the following Compass contacts via email: *****,
*****,
*****, and
*****

Request Template

Sponsor Name: ____________________________________________________

Trial (clinicaltrials.gov identifier): ____________________________________________________

Investigational product: ____________________________________________________

Indication: ____________________________________________________

Number of in person visits/ in person hours per patient: __________________________________

Patient enrolment target: ____________________________________________________

First patient in date: ______________________

Last patient in date: ______________________

Date decision needed by (at least 2 weeks from request submission date): ________________
Other Notes: ____________________________________________________________________________________________________________________________________________________________________________________________

Costing template

If the above request is approved, the rate charged to Sponsor for use of the facilities will be: £[****] per room, per half-day (4-hour block)

© Compass Pathways

COMPASS Pathfinder Limited is a UK company registered in England and Wales with company #10229259 and its registered office at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom